SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

January 12, 2005

AMERICHIP INTERNATIONAL INC.
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(Exact Name of Registrant as Specified in Charter)

Nevada	000-33127	98-0339467
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Plymouth Trade Center
9282 General Drive, Suite 100
Plymouth, MI 48170-4607
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(Address of principal executive offices) (Zip Code)

(313) 341-1663
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(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 12, 2005, our President and Chief Executive Officer, Marc Walther, issued a letter to our stockholders.

A copy of the press release, including the letter to the stockholders, is attached as an exhibit under Item 9.01(c) of this report.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits Furnished.

99.1    Press Release, dated January 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Marc Walther
Marc Walther President and Chief Executive Officer
AMERICHIP INTERNATIONAL INC.

Date: January 13, 2005